UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 23, 2013

NATURAL RESOURCE PARTNERS L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31465	35-2164875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

601 Jefferson, Suite 3600

Houston, Texas 77002

(Address of principal executive office) (Zip Code)

(713) 751-7507

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed in the Current Report on Form 8-K filed by Natural Resource Partners L.P. (the “Partnership”) on January 25, 2013 (the “Original 8-K”), on January 23, 2013, NRP (Operating) LLC, a Delaware limited liability company and a wholly owned subsidiary of the Partnership (“NRP Operating”) and NRP Trona LLC, a Delaware limited liability company and a wholly owned subsidiary of NRP Operating (“NRP Trona”), completed the acquisition of (i) certain general partner interests in OCI Wyoming L.P. and (ii) 20% of the common shares and all of the preferred shares of OCI Wyoming Co. pursuant to a Purchase Agreement by and among Anadarko Holding Company, Big Island Trona Company, NRP Trona and NRP Operating. This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Original 8-K to include the audited historical combined financial statements of OCI Wyoming L.P. and OCI Wyoming Co. as of and for the year ended December 31, 2012 and the unaudited pro forma condensed consolidated financial statements of Natural Resource Partners L.P. as of and for the year ended December 31, 2012.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The audited combined financial statements of OCI Wyoming L.P. and OCI Wyoming Co. as of and for the year ended December 31, 2012, together with a report of Deloitte & Touche LLP thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information. The unaudited pro forma condensed consolidated financial statements of the Partnership as of and for the year ended December 31, 2012, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1*	Purchase Agreement, dated as of January 23, 2013, by and among Anadarko Holding Company, Big Island Trona Company, NRP Trona LLC and NRP (Operating) LLC.

23.1	Consent of Deloitte & Touche LLP.

99.1	Combined financial statements of OCI Wyoming L.P. and OCI Wyoming Co. as of and for the year ended December 31, 2012.

99.2	Unaudited pro forma condensed consolidated financial statements of Natural Resource Partners L.P. as of and for the year ended December 31, 2012.

*	Previously filed with the Original 8-K on January 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P.
(Registrant)

By:	NRP (GP) LP
its General Partner

By:	GP Natural Resource Partners LLC
its General Partner

/s/ Wyatt L. Hogan
Wyatt L. Hogan
Vice President and General Counsel

Dated: April 8, 2013

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Purchase Agreement, dated as of January 23, 2013, by and among Anadarko Holding Company, Big Island Trona Company, NRP Trona LLC and NRP (Operating) LLC.

23.1	Consent of Deloitte & Touche LLP.

99.1	Combined financial statements of OCI Wyoming L.P. and OCI Wyoming Co. as of and for the year ended December 31, 2012.

99.2	Unaudited pro forma condensed consolidated financial statements of Natural Resource Partners L.P. as of and for the year ended December 31, 2012.

*	Previously filed with the Original 8-K on January 25, 2013.